UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549 _______________________________________________________ SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 _______________________________________________________ Filed by the Registrant x Filed by a Party other than the Registrant o Check the appropriate box: o Preliminary Proxy Statement o Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) o Definitive Proxy Statement x Definitive Additional Materials o Soliciting Material under Rule 14a-12 NEWLAKE CAPITAL PARTNERS, INC. (Name of Registrant as Specified in its Charter) _______________________________________________________ (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply): x No fee required. o Fee paid previously with preliminary materials. o Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V90781-P48039 *Please check the meeting materials for any special requirements for meeting attendance. NEWLAKE CAPITAL PARTNERS, INC. 50 LOCUST AVE. FIRST FLOOR, SUITE 8 NEW CANAAN, CT 06840 NEWLAKE CAPITAL PARTNERS, INC. 2026 Annual Meeting Vote by June 3, 2026 11:59 PM ET You invested in NEWLAKE CAPITAL PARTNERS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 4, 2026. This communication presents only an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. We encourage you to access and review the proxy materials before voting. Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. The items to be voted on are on the reverse side. Get informed before you vote View the 2026 Notice, Proxy Statement and 2025 Annual Report online at www.proxyvote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 21, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 4, 2026 11:00 AM ET Virtually at: www.virtualshareholdermeeting.com/NLCP2026

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V90782-P48039 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors. Nominees: 1a. Gordon DuGan For 1b. Alan Carr For 1c. Anthony Coniglio For 1d. Joyce Johnson For 1e. Peter Martay For 1f. Dina Rollman For 1g. David Weinstein For 2. Ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. For NOTE: Voting items may include such other business as may properly come before the meeting or any adjournment thereof.